EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of September 28, 2012 (the “Effective Date”) by and among PROASSURANCE CORPORATION (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative Agent"), under that certain Credit Agreement, dated as of April 15, 2011 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows.
ARTICLE I     - AMENDMENT
Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:
1.1    The definition of “Facility Termination Date” set forth in Article I of the Credit Agreement is hereby amended in its entirety as follows:
“Facility Termination Date” means April 15, 2016 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

1.2    Section 2.4 of the Credit Agreement, which sets forth the Commitment increase option, is hereby amended to delete therefrom the amount “$25,000,000” and to substitute therefor the amount “$50,000,000”.
1.3    The Pricing Schedule is hereby amended pursuant to Annex A hereto.
ARTICLE II     - REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants as follows:

2.1    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.
2.2    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.
ARTICLE III    - CONDITIONS PRECEDENT
This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1    Documents. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Lenders. The Administrative Agent also shall have received true, accurate, complete and current copies of the Borrower’s certificate of incorporation, bylaws, resolutions and a good standing certificate certified by the Borrower’s chief financial officer and, where applicable, the Secretary of State of Delaware.
3.2    Fees. All of the Administrative Agent’s accrued costs, fees and expenses through the date hereof shall be fully paid. The Lenders shall have been paid, on the Effective Date, all amendment fees required to be paid to them by the Borrower on such date (with the amount of such fees having been previously agreed to by the Borrower and the Administrative Agent).
ARTICLE IV     - GENERAL
4.1    Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
4.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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4.3    Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
4.4    Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Delaware, but giving effect to federal laws applicable to national banks.
4.5    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.
4.6    Reference to and Effect on the Credit Agreement.
a.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
b.    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
c.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
4.7    Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

PROASSURANCE CORPORATION
By:	/s/ Edward L. Rand, Jr.
Name: Edward L. Rand, Jr.
Title:	CFO/SVP

Signature Page to
Amendment No. 1 to
ProAssurance Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:	/s/ Evan Glass
Name:	Evan Glass
Title:	Vice President

Signature Page to
Amendment No. 1 to
ProAssurance Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Hans W. Sitarz, Jr.
Name: Hans W. Sitarz, Jr.
Title:	Senior Vice President

Signature Page to
Amendment No. 1 to
ProAssurance Credit Agreement

FIRST TENNESSEE BANK, N.A., as a Lender

By:	/s/ Cathy Wind
Name: Cathy Wind
Title:	SVP

Signature Page to
Amendment No. 1 to
ProAssurance Credit Agreement

BRANCH BANK AND TRUST COMPANY, as a Lender

By:	/s/ Brantley Echols
Name: Brantley Echols
Title:	Senior Vice President

Signature Page to
Amendment No. 1 to
ProAssurance Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas A. Kiepura
Name: Thomas A. Kiepura
Title:	Sr Credit Executive

Signature Page to
Amendment No. 1 to
ProAssurance Credit Agreement

Annex A

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Unsecured Eurocurrency Rate	1.125%	1.25%	1.375%	1.625%	1.875%
Secured Eurocurrency Rate	0.50%	0.50%	0.50%	0.50%	0.50%
Unsecured Base Rate	0.125%	0.25%	0.375%	0.625%	0.875%
Secured Base Rate	0.00%	0.00%	0.00%	0.00%	0.00%

Applicable Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Commitment Fee	0.15%	0.175%	0.20%	0.25%	0.30%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
“Level I Status” exists at any date if, on such date, the Borrower’s Moody’s Rating is A3 or better and the Borrower’s S&P Rating is A- or better.
“Level II Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status and (ii) the Borrower’s Moody’s Rating is Baa1 or better and the Borrower’s S&P Rating is BBB+ or better.
“Level III Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Borrower’s Moody’s Rating is Baa2 or better and the Borrower’s S&P Rating is BBB or better.
“Level IV Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status or Level III Status and (ii) the Borrower’s Moody’s Rating is Baa3 or better and the Borrower’s S&P Rating is BBB- or better.
“Level V Status” exists at any date if, on such date, the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.
“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.
“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.
The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as determined from its then-current Moody’s and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. In order to qualify for a particular Status for the Applicable Margin or Applicable Fee Rate either (i) each of the Moody’s Rating and the S&P Rating required for that Status must be attained or (ii) if there is a split rating, the higher rating shall apply, except that in the event of a split rating of more than one level, the applicable rating shall be one level above the lower rating. If only one rating agency is supplying a rating, then the rating supplied by that rating agency shall be used. If an Event of Default shall have occurred and be continuing, Level V Status shall be applicable for as long as the same shall continue. If at any time the Borrower has no Moody’s Rating or no S&P Rating, Level V Status shall exist.